Exhibit 99.1
2023 Member and Independent Director Election Results
FHLBank Topeka (FHLBank) is pleased to announce the results of the 2023 Member and Independent Director Election. Elections for Member Directorships were conducted in Kansas and Oklahoma and an election for one Independent Directorship was conducted district wide. Please find the official report of election below. Four directors were elected to FHLBank’s board of directors:
Independent Director Election
•Holly M. Johnson; Owner, Aykupa Apelachi, LLC; Ada, Oklahoma (Independent Director)

Member Director Election
•Steve G. Bradshaw; President Emeritus; BOKF, NA; Tulsa, Oklahoma (Member Director)
•Craig A. Meader; CEO; First National Bank of Kansas; Waverly, Kansas (Member Director)
•Gregg Vandaveer; Chairman of the Board; Sooner State Bank; Oklahoma City, Oklahoma (Member Director)
Ms. Johnson became a director of FHLBank in 2016. Ms. Johnson is the owner of Aykupa Apelachi, LLC.
Mr. Meader became a director of FHLBank in 2020. He currently serves as CEO of First National Bank of Kansas.
Mr. Bradshaw does not currently serve as a director of FHLBank. He currently serves as President Emeritus of BOKF, NA.
Mr. Vandaveer does not currently serve as a director of FHLBank. Mr. Vandaveer previously served as a director from 2018-2021. He currently serves as Chairman of the Board at Sooner State Bank.
Pursuant to the Federal Home Loan Bank Act, as amended, and Federal Housing Finance Agency regulations, the majority of FHLBank’s directors, known as Member Directors, are elected by FHLBank’s membership in each state. To be eligible to serve as a Member Director, an individual must be a citizen of the United States and an officer or director of a member financial institution in that particular state that meets all minimum capital requirements. The remaining directors, known as Independent Directors and which include Public Interest Directors, must be citizens of the United States and bona fide residents of FHLBank’s district. To be elected, Independent Directors are required to receive at least 20 percent of the number of votes eligible to be cast in the election. Ms. Johnson received the required number of votes to be elected, receiving 38.3 percent of the votes eligible to be cast.
The elected directors will serve a four-year term beginning January 1, 2024, and expiring on December 31, 2027.

Questions about director elections should be directed to Matt Koupal, SVP, Chief Legal and Ethics Officer, Corporate Secretary, at 785.478.8080, or matt.koupal@fhlbtopeka.com.

Exhibit 99.1
2023 FEDERAL HOME LOAN BANK OF TOPEKA
MEMBER AND INDEPENDENT DIRECTOR ELECTION RESULTS

MEMBER DIRECTOR ELECTIONS
Kansas
Total number of eligible votes per directorship: 1,508,875
Eligible voting members: 208
Total number of members voting: 92

Elected – Craig A. Meader; CEO, First National Bank of Kansas; Waverly, Kansas (Member Director)
Expiration of Term: December 31, 2027
Total number of votes cast for Mr. Meader: 486,926

Jonathon C. Johnson; President/CEO, Home Savings Bank; Chanute, Kansas
Total number of votes cast for Mr. Johnson: 190,196

Burke L. Matthews; President Emeritus/Director, The Bennington State Bank; Salina, Kansas
Total number of votes cast for Mr. Matthews: 87,027

Oklahoma
Total number of eligible votes per directorship: 1,388,789
Eligible voting members: 184
Total number of members voting: 74

Elected – Steve G. Bradshaw; President Emeritus, BOKF, NA; Tulsa, Oklahoma (Member Director)
Expiration of Term: December 31, 2027
Total number of votes cast for Mr. Bradshaw: 489,596

Exhibit 99.1
Elected – Gregg Vandaveer; Chairman of the Board, Sooner State Bank; Oklahoma City, Oklahoma (Member Director)
Expiration of Term: December 31, 2027
Total number of votes cast for Mr. Vandaveer: 293,107

Donald R. Abernathy; President, Legacy Bank; Oklahoma City, Oklahoma
Total number of votes cast for Mr. Abernathy: 283,516

Rick Holder; Chairman/CFO, Cattlemens Bank; Gould, Oklahoma
Total number of votes cast for Mr. Holder: 259,758

Spike R.C. Henderson; President/CEO, Cherokee Strip Credit Union; Ponca City, Oklahoma
Total number of votes cast for Mr. Henderson: 72,504

Exhibit 99.1
INDEPENDENT DIRECTOR ELECTION

Tenth District
Total number of eligible votes per directorship: 5,758,868
Eligible voting members: 669

Elected – Holly M. Johnson; Owner, Aykupa Apelachi, LLC; Ada, Oklahoma
Total Votes Cast for Ms. Johnson: 2,202,827
Public Interest Director: No
Qualifications: Ms. Johnson has demonstrated experience in and knowledge of auditing and accounting, financial management, project development, organizational management, and risk management practices.
Expiration of Term: December 31, 2027